CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Bonnie L. McNamara, the Chief Financial Officer of id-Confirm, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the annual report on Form 10-KSB/A of id-Confirm, Inc. for the fiscal year ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of id-Confirm, Inc.

Date: March 13, 2006

/s/ Bonnie L. McNamara

Bonnie L. McNamara

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)